

Dorchester Minerals, LP

Mid-Year Update on Selected Activity

November 2014



Forward-Looking Statements

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.

Mid-Year Update on Selected Activity

- Bakken/Three Forks
  - Drilling, Completion and Production
  - Example: Mountrail County Development
- Core Midland Basin
  - Ownership Footprint and Production
  - Example: Midland/Upton County Line Activity
- Minerals NPI
  - August 2013 – September 2014 Activity
  - Deficit Status Update

Bakken/Three Forks

- North Dakota - Six County Core Area


DIVIDE
BURKE
WILLIAMS
MOUNTRAIL
MCKENZIE
DUNN

	Well Count	Average BPO NRI	Average APO NRI
Completed as Producers	422	0.782%	2.337%
Drilling/Completion (or confidential)	90	1.641%	1.939%
Permitted AND Proposed	17	1.862%	1.871%
Permitted NOT Proposed	57	TBD	TBD
Total	**586**	**0.963%**	**2.254%**


Net Daily Production (boepd)
800
700
600
500
400
300
200
100
0
NPI
Royalty
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes from six county core area – excludes MT Bakken. NRI values are sum of DMLP and DMOLP NRIs.



Bakken/Three Forks

- Example: 22-155N-94W, Mountrail Co. (149 net acres)



Well Name (Operator)	Election	BPO NRI	APO NRI	Peak Avg. Rate (boepd)
EN-Jeffrey 155-94-2215H-1 (Hess)	Participate	5.825%	5.825%	1,526
EN-Jeffrey 155-94-2215H-2 (Hess)	N/C	0.932%	5.825%	1,266
EN-Jeffrey 155-94-2215H-3 (Hess)	N/C	0.932%	5.825%	1,030
EN-Jeffrey 155-94-2215H-4 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-5 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-6 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-7 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-8 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey 155-94-2215H-9 (Hess)	Permitted - Waiting on Proposal			
EN-Jeffrey A 155-94-2734H-1 (Hess)	N/C	0.932%	5.825%	1,265
EN-Jeffrey A 155-94-2734H-2 (Hess)	N/C	0.932%	5.825%	1,866
EN-Jeffrey A 155-94-2734H-3 (Hess)	Participate	5.825%	5.825%	1,021
EN-Jeffrey A 155-94-2734H-4 (Hess)	Participate	5.825%	5.825%	1,071
EN-Jeffrey A 155-94-2734H-5 (Hess)	Participate	5.825%	5.825%	1,034
EN-Jeffrey A 155-94-2734H-6 (Hess)	Participate	5.825%	5.825%	WOC 5/14
EN-Jeffrey A 155-94-2734H-7 (Hess)	Participate	5.825%	5.825%	WOC 6/14
EN-Jeffrey A 155-94-2734H-8 (Hess)	Participate	5.825%	5.825%	WOC 7/14
EN-Jeffrey A 155-94-2734H-9 (Hess)	Participate	5.825%	5.825%	WOC 7/14

Produced 665,000 boe from 8 wells since Jan 2013

Note: NRIs includes both DMLP and DMOLP. "N/C" indicates Non-Consent election.

Core Midland Basin

- Emerging Horizontal Wolfcamp Play


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
CROCKETT

- – Varying undivided interests in ~200,000 acres
- – Unleased below the Spraberry in numerous tracts


Core Midland Basin Production (boepd)
Midland Basin - NPI
Midland Basin - Royalty
600
500
400
300
200
100
0
2009
2010
2011
2012
2013
2014

Note: Production graph limited to "in pay" volumes from Glasscock, Midland, Reagan, and Upton Counties. Acreage totals limited to same counties.

Core Midland Basin

- Example: Selected Upton/Midland County Holdings
  - Varying undivided interests – 4.2% interest in 42,800 gross acres
  - Unleased below the Spraberry in numerous tracts
  - Over 60 Horizontal Wolfcamp wells permitted on DMLP acreage



MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
CROCKETT

Minerals NPI

- Minerals NPI Activity from Aug 2013 thru Sept 2014

Increased Capital Spending → Increased Liquid Volumes


$ Millions
$30.0
$20.0
$10.0
$0.0
($10.0)
($20.0)
($30.0)
($40.0)
July 31, 2013
Sept 30, 2014
Cum Net Operating Income
Cum CAPEX (including commitments)
Deficit Balance


Daily Production Rate
10,000
1,000
100
July 31, 2013
Sept 30, 2014
Actual Gas Rate (Mcfpd)
Actual Oil/PP Rate (boepd)
Projected Gas Rate (Mcfpd)
Projected Oil Rate (boepd)

Note: Cum $ amounts on a cash basis from Aug 2013 when MIN NPI entered deficit through Sept 2014. Production graph limited to "in pay" volumes.

Minerals NPI

- Minerals NPI Activity from Aug 2013 thru Sept 2014

Cash on Hand @ 07/31/2013	$ 5.0 MM
Cumulative Revenue	$ 24.4 MM
Cumulative Expense (LOE, taxes, etc)	($ 5.6 MM)
Cumulative Operating Income	$ 18.8MM
Cumulative CAPEX Spent	($ 13.5 MM)
Cash Flow During Period	$ 5.3 MM
Cash on Hand @ 09/30/2014	$10.3 MM
Capital Commitments @ 07/31/2013	($ 5.0 MM)
Additional Commitments During Period	($ 16.8 MM)
Capital Commitments @ 09/30/2014	($ 21.8 MM)
Cumulative Surplus (Deficit)	**($11.5 MM)**

Capital Commitments by Play

Bakken	**$ 20.5 MM**
Other Basins	**$ 1.3 MM**
Total Capital Commitments	**$21.8 MM**

Capital Commitments by Status

Wells in Pay Status	**$ 6.5 MM**
Wells NOT in Pay Status	**$15.3 MM**
Total Capital Commitments	**$21.8 MM**

Note: Aug 1, 2013 to Sept 30, 2014 represents the time period since last Minerals NPI payment and during which the Minerals NPI has been in deficit status.